CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim BulletShares 2025 Corporate Bond ETF

Supplement to the currently effective Prospectus for the above-listed Fund:

The third sentence in the second paragraph in the “Index Methodology” subsection in the “Additional Information About the Funds' Principal Investment Strategies and Principal Investment Risks” section of the Prospectus is hereby deleted and replaced with the following:

While the Index Provider does not target a specific duration, the Index Provider currently expects that the Index would have a weighted average duration that is approximately the midpoint of the Index's target maturity year. Duration is expressed as a number of years and is a measure of a fixed income security's sensitivity to changes in interest rates.

The first and second bullet points in the third numbered paragraph in the “Index Construction-Investment Grade Indices” subsection in the “Additional Information About the Funds' Principal Investment Strategies and Principal Investment Risks” section of the Prospectus is hereby deleted and replaced with the following:

•
On a semi-annual basis (on the last business day of June and December prior to January 1 of the Index's target maturity year), the Index undergoes an effective maturity reconstitution, where bonds in the universe of eligible securities are assigned to the Index based on their actual maturities or, in the case of callable bonds, effective maturities as determined by a proprietary, rules-based process.

•
Prior to July 1 of the Index's target maturity year, the Index is rebalanced based on the market values of the Index's constituents on a monthly basis. Additions to or removals from the universe of eligible securities are reflected in each monthly rebalancing occurring prior to January 1 of the Index's target maturity year. After January 1 of the Index's target maturity year, any changes in the universe of eligible securities will not be reflected in the monthly rebalancings.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

December 4, 2015	BSCP-PRO-SUP